GAM FUNDS, INC.

SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2006
AS PREVIOUSLY SUPPLEMENTED

Effective immediately, GAM Funds, Inc. (the “Company”) is no longer accepting purchases of shares of GAM International Equity, GAMerica, GAM Gabelli Long/Short, GAM Asia-Pacific Equity and GAM European Equity, each a series of the Company (each, a “Fund”).

At a meeting of the Board of Directors (the “Board”) of the Company held on May 12, 2006, the Board approved a proposal providing for the complete dissolution, liquidation and termination of each Fund and has recommended that such proposal be presented to shareholders of each Fund for approval.

THE INFORMATION CONTAINED IN THIS SUPPLEMENT SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION OR ANY PREVIOUS SUPPLEMENT, AND SHOULD BE READ IN CONJUNCTION WITH THOSE DOCUMENTS. PLEASE BE SURE TO RETAIN ALL SUPPLEMENTS WITH YOUR PROSPECTUS.

Supplement dated: May 12, 2006